UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2006
Crowley Maritime Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-49717 (Commission File Number)	94-3148464 (IRS Employer Identification No.)

155 Grand Avenue, Oakland, California (Address of principal executive offices)	94612 (Zip Code)
(510) 251-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
On May 16, 2006, the Company’s Board of Directors approved an amendment to its Code of Ethics for Chief Executive Officer and Senior Financial Officers (“Code of Ethics”) which provides that the Audit Committee of the Board of Directors, rather than the full Board of Directors, shall receive and take action on reports of material violations of the Code of Ethics. This amendment also includes a few other technical, administrative or non-substantive changes to the Code of Ethics. A copy of the Code of Ethics, as amended through May 16, 2006, is filed herewith as Exhibit 14.1.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.
14.1	Code of Ethics for Chief Executive Officer and Senior Financial Officers
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWLEY MARITIME CORPORATION
Dated: May 24, 2006	/s/ John C. Calvin
John C. Calvin
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description

14.1	Code of Ethics for Chief Executive Officer and Senior Financial Officers